AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Life of NY Separate Account VUL

and the Board of Directors of Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life of NY Separate Account VUL (the “Account”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 12, 2021

We have served as the Account’s auditor since 2001.

AMERITAS LIFE OF NY
SEPARATE ACCOUNT VUL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Products, Inc. (Summit):
Calvert VP S&P 500 Index Portfolio (S&P 500) -
231.130 shares at $165.98 per share (cost $25,279)	$38,363
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
938.178 shares at $120.57 per share (cost $86,992)	113,116
Fidelity Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
3,181.000 shares at $23.18 per share (cost $66,368)	73,736
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
160.405 shares at $26.25 per share (cost $3,137)	4,211
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
123.056 shares at $13.72 per share (cost $1,579)	1,688
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
624.567 shares at $46.73 per share (cost $18,902)	29,186
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
0.000 shares at $1.00 per share (cost $0)	-

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$260,300

 The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	S&P 500

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$568
Mortality and expense risk charge	(231)
Net investment income(loss)	337

Realized gain(loss) on investments:
Net realized gain distributions	1,120
Net realized gain(loss) on sale of fund shares	230
Net realized gain(loss)	1,350

Change in unrealized appreciation/depreciation	3,964

Net increase(decrease) in net assets resulting
from operations	$5,651

	S&P 500

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$337	$336
Net realized gain(loss)	1,350	2,203
Net change in unrealized appreciation/depreciation	3,964	5,290
Net increase(decrease) in net assets resulting
from operations	5,651	7,829

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(642)	(607)
Net increase(decrease) from policyowner transactions	(642)	(607)

Total increase(decrease) in net assets	5,009	7,222
Net assets at beginning of period	33,354	26,132
Net assets at end of period	$38,363	$33,354

The accompanying notes are an integral part of these financial statements.

FS-4

Summit		Fidelity
S&P		Equity-Income		Overseas
MidCap		SC2		SC2

2020		2020		2020

$1,158		$1,072		$8
(644)		(449)		(25)
514		623		(17)

3,398		3,005		15
178		(45)		8
3,576		2,960		23

8,424		346		524

$12,514		$3,929		$530

S&P MidCap		Equity-Income SC2		Overseas SC2

2020	2019	2020	2019	2020	2019

$514	$446	$623	$705	$(17)	$29
3,576	6,894	2,960	3,924	23	115
8,424	12,259	346	9,204	524	594

12,514	19,599	3,929	13,833	530	738

3,964	3,964	4,031	4,031	145	145
-	-	-	-	-	-
-	-	-	-	-	-
(1,654)	(1,712)	(1,134)	(1,122)	(41)	(41)
2,310	2,252	2,897	2,909	104	104

14,824	21,851	6,826	16,742	634	842
98,292	76,441	66,910	50,168	3,577	2,735
$113,116	$98,292	$73,736	$66,910	$4,211	$3,577

FS-5

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Inv. Bond
	SC2

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$33
Mortality and expense risk charge	(11)
Net investment income(loss)	22

Realized gain(loss) on investments:
Net realized gain distributions	1
Net realized gain(loss) on sale of fund shares	4
Net realized gain(loss)	5

Change in unrealized appreciation/depreciation	103

Net increase(decrease) in net assets resulting
from operations	$130

	Inv. Bond SC2

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$22	$26
Net realized gain(loss)	5	(1)
Net change in unrealized appreciation/depreciation	103	89
Net increase(decrease) in net assets resulting
from operations	130	114

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	134	134
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(70)	(69)
Net increase(decrease) from policyowner transactions	64	65

Total increase(decrease) in net assets	194	179
Net assets at beginning of period	1,494	1,315
Net assets at end of period	$1,688	$1,494

The accompanying notes are an integral part of these financial statements.

FS-6

Fidelity
Contrafund
SC2		Money Market

2020		2020

$18		$-
(172)		-
(154)		-

126		-
119		-
245		-

6,423		-

$6,514		$-

Contrafund SC2		Money Market

2020	2019	2020	2019

$(154)	$(94)	$-	$-
245	2,218	-	-
6,423	2,966	-	-

6,514	5,090	-	-

781	781	-	-
-	-	-	-
-	-	-	-
(323)	(290)	-	-
458	491	-	-

6,972	5,581	-	-
22,214	16,633	-	-
$29,186	$22,214	$-	$-

FS-7

AMERITAS LIFE OF NY SEPARATE ACCOUNT VUL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2020 AND 2019

1. ORGANIZATION

Ameritas Life of NY Separate Account VUL (the “Account”) began operations during 2001. It operates as a separate investment account within Ameritas Life Insurance Corp. of New York (the “Company”), a wholly owned subsidiary of Ameritas Life Insurance Corp. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2020, there are seven subaccounts available within the Account listed as follows:

Calvert Research and Management
(Advisor) (See Note 3)
Summit (Fund Series short cite)
*S&P 500 (Subaccount short cite)
*S&P MidCap

Fidelity Management & Research
Company LLC (formerly Fidelity
Management & Research Company)
Fidelity
*Equity-Income SC2
*Overseas SC2
*Inv. Bond SC2
*Contrafund SC2
*Money Market

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-8

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-9

3. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2020 and 2019, as follows:

Sub-Advisor Fee %
Summit:
S&P 500.050
S&P MidCap	.050

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Summit:
S&P 500	$1,688	$872
S&P MidCap	8,399	2,178

Fidelity:
Equity-Income SC2	8,035	1,510
Overseas SC2	169	66
Inv. Bond SC2	167	80
Contrafund SC2	925	495
Money Market	-	-

FS-10

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2020, this fee was .70 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units were $5 per policy monthly. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-11

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Summit:
S&P 500
2020	282.77	136	38,363	1.72	0.70	17.28
2019	241.11	138	33,354	1.81	0.70	30.25
2018	185.12	141	26,132	1.93	0.70	(5.40)
2017	195.68	144	28,213	1.47	0.70	20.63
2016	162.22	148	23,950	1.26	0.70	10.81

S&P MidCap
2020	182.47	620	113,116	1.26	0.70	12.53
2019	162.16	606	98,292	1.19	0.70	24.96
2018	129.76	589	76,441	1.17	0.70	(11.96)
2017	147.39	575	84,702	0.72	0.70	15.10
2016	128.05	557	71,314	0.45	0.70	19.44

Fidelity:
Equity-Income SC2
2020	66.65	1,106	73,736	1.67	0.70	5.69
2019	63.06	1,061	66,910	1.86	0.70	26.23
2018	49.96	1,004	50,168	2.10	0.70	(9.18)
2017	55.01	953	52,402	1.54	0.70	11.87
2016	49.17	892	43,878	2.23	0.70	16.90

Overseas SC2
2020	38.67	109	4,211	0.23	0.70	14.53
2019	33.76	106	3,577	1.61	0.70	26.62
2018	26.66	103	2,735	1.37	0.70	(15.66)
2017	31.61	99	3,140	1.26	0.70	29.09
2016	24.49	96	2,350	1.31	0.70	(5.91)

Inv. Bond SC2
2020	16.64	101	1,688	2.07	0.70	8.41
2019	15.35	97	1,494	2.61	0.70	8.60
2018	14.13	93	1,315	2.36	0.70	(1.42)
2017	14.34	88	1,264	2.30	0.70	3.32
2016	13.87	84	1,159	2.30	0.70	3.77

Contrafund SC2
2020	111.80	261	29,186	0.07	0.70	29.33
2019	86.44	257	22,214	0.22	0.70	30.37
2018	66.31	251	16,633	0.45	0.70	(7.29)
2017	71.52	245	17,500	0.80	0.70	20.75
2016	59.23	237	14,045	0.65	0.70	6.99

FS-12

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Fidelity, continued:
Money Market
2020	-	-	-	-	-	-
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	1.00	-	-	0.01	0.70	(0.04)

FS-13

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31 were as follows:

	2020	2019
Summit:
S&P 500
Units issued	1	-
Units redeemed	(3)	(3)
Net increase(decrease)	(2)	(3)

S&P MidCap
Units issued	25	29
Units redeemed	(11)	(12)
Net increase(decrease)	14	17

Fidelity:
Equity-Income SC2
Units issued	65	77
Units redeemed	(20)	(20)
Net increase(decrease)	45	57

Overseas SC2
Units issued	4	5
Units redeemed	(1)	(2)
Net increase(decrease)	3	3

Inv. Bond SC2
Units issued	8	9
Units redeemed	(4)	(5)
Net increase(decrease)	4	4

Contrafund SC2
Units issued	8	10
Units redeemed	(4)	(4)
Net increase(decrease)	4	6

Money Market
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

FS-14

AMERITAS LIFE INSURANCE
CORP. OF NEW YORK

     ________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2020 AND 2019 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2020
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2020
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. of New York (the "Company"), a wholly-owned subsidiary of Ameritas Life Insurance Corp., which is an indirect wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management's Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. of New York using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. of New York as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. of New York as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 26, 2021

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
	2020	2019
ADMITTED ASSETS
Bonds	$957,154	$905,851
Common stocks	1,718	1,715
Mortgage loans	221,406	215,675
Real Estate:
Property held for sale	—	366
Cash, cash equivalents, and short-term investments	45,569	59,184
Loans on insurance contracts	29,971	29,211
Derivative assets	9,967	4,685
Other investments	11,306	11,334
Total Cash and Invested Assets	1,277,091	1,228,021

Investment income due and accrued	9,572	9,595
Deferred and uncollected premiums	8,891	8,487
Federal income tax recoverable - affiliates	1,597	—
Net deferred income tax asset	7,056	6,507
Reinsurance receivables	9,813	18,733
Reinsurance premium refund (Note 1)	3,493	4,004
Other admitted assets	1,534	2,619
Separate account assets	473,155	468,722
Total Admitted Assets	$1,792,202	$1,746,688

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$1,099,647	$1,048,615
Deposit-type funds	35,199	35,254
Reserves for unpaid claims	12,800	5,428
Dividends payable to policyholders	840	932
Interest maintenance reserve	7,200	8,635
Accrued commissions, expenses and insurance taxes	2,370	1,765
Accrued separate account transfers	243	76
Asset valuation reserve	9,102	8,210
Reinsurance payables	8,158	8,309
Funds held under coinsurance – affiliate	40,235	42,047
Payable to affiliates	5,017	3,057
Federal income tax payable – affiliate	—	2,096
Other liabilities	10,481	5,318
Separate account liabilities	473,155	468,722
Total Liabilities	1,704,447	1,638,464

Common stock, par value $1,000 per share; 2,000 shares authorized,
issued and outstanding	2,000	2,000
Additional paid in capital	186,202	186,202
Special surplus - Affordable Care Act fee assessment	—	735
Unassigned surplus	(100,447)	(80,713)
Total Capital and Surplus	87,755	108,224
Total Liabilities, Capital and Surplus	$1,792,202	$1,746,688

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Summary of Operations and Changes in Capital and Surplus – Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
Premiums and Other Revenue
Premium income, net	$190,734	$170,047	$156,455
Premium income – assumed modco reinsurance – affiliate	1,353	15,728	(27,257)
Net investment income	52,908	51,233	47,819
Commissions and expense allowances on reinsurance ceded	3,078	3,472	3,582
Separate account reserve transfer assumed – affiliate	15,289	7,913	20,667
Miscellaneous income	6,031	6,195	2,679
Total Premiums and Other Revenue	269,393	254,588	203,945

Expenses
Benefits to policyholders	221,690	212,816	140,503
Modco reinsurance adjustment – affiliate	1,353	15,728	(27,257)
Change in reserves for life, accident and health policies	53,558	19,071	55,480
Commissions	11,429	11,561	9,589
General insurance expenses	24,481	25,368	22,571
Taxes, licenses and fees	3,883	3,038	3,691
Net transfers (from) to separate accounts	(26,291)	(20,382)	10,042
Total Expenses	290,103	267,200	214,619

Loss from Operations before Dividends, Federal Income Tax
Benefit and Net Realized Capital Losses	(20,710)	(12,612)	(10,674)
Dividends to policyholders	830	904	910
Loss from Operations before Federal Income Tax
Benefit and Net Realized Capital Losses	(21,540)	(13,516)	(11,584)
Federal income tax expense (benefit)	625	1,841	(223)
Loss from Operations before Net Realized Capital Losses	(22,165)	(15,357)	(11,361)
Net realized capital losses, net of taxes	(384)	(486)	(401)
Net Loss	(22,549)	(15,843)	(11,762)

Additional paid in capital
Capital contribution from parent	—	30,000	—

Unassigned surplus
Change in unrealized gains (losses), net of tax	241	1,620	(1,544)
Change in net deferred income taxes	5,175	5,569	3,087
Change in non-admitted assets	(4,888)	(5,034)	(3,152)
Change in liability for reinsurance in unauthorized companies	(82)	195	380
Change in asset valuation reserve	(892)	(758)	(936)
Change in valuation basis (Note 1)	981	—	—
Correction of error (Note 1)	1,545	—	—
Net Change in Capital and Surplus	(20,469)	15,749	(13,927)

Capital and Surplus at the Beginning of the Year	108,224	92,475	106,402
Capital and Surplus at the End of Year	$87,755	$108,224	$92,475

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Statement of Cash Flows - Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
OPERATING ACTIVITIES
Premium collected net of reinsurance	$191,900	$169,927	$156,347
Net investment income received	51,787	51,581	48,847
Separate account reserve transfer assumed – affiliate	15,637	9,767	18,763
Miscellaneous income	9,179	9,551	6,376
Benefits paid to policyholders	(205,248)	(227,164)	(114,668)
Commissions, expenses and taxes paid	(41,730)	(41,856)	(38,216)
Dividends paid to policyholders	(922)	(863)	(812)
Net transfers from (to) separate accounts	26,458	20,485	(9,510)
Federal income taxes received (paid)	(4,440)	1,218	(1,622)
Net Cash from Operating Activities	42,621	(7,354)	65,505

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	134,293	145,821	137,213
Cost of investments acquired	(193,281)	(144,299)	(197,214)
Net change in loans on insurance contracts	(903)	1,778	(3,898)
Net Cash from Investing Activities	(59,891)	3,300	(63,899)

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital contributions from parent	—	30,000	—
Change in deposit-type funds	(55)	9,144	11,385
Other miscellaneous, net	3,710	(2,408)	2,407
Net Cash from Financing and Miscellaneous Activities	3,655	36,736	13,792

Net Change in Cash, Cash Equivalents and Short-Term
Investments	(13,615)	32,682	15,398

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	59,184	26,502	11,104

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$45,569	$59,184	$26,502

Non-cash transactions from investing activities:
Exchanges of bonds and stocks	$1,019	$11,006	$5,550
Transfers between bonds and short-term investments	—	—	928

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Notes to Financial Statements - Statutory Basis
For the Years Ended December 31, 2020, 2019 and 2018
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. of New York (the Company or Ameritas NY), a stock life insurance company domiciled in the State of New York, is a wholly owned subsidiary of Ameritas Life Insurance Corp. (Ameritas Life). Ameritas Life is a wholly-owned subsidiary of Ameritas Holding Company (AHC), and AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

Ameritas Life is an insurance company domiciled in the State of Nebraska. In addition to the Company, Ameritas Life owns Ameritas Investment Company, LLC (AIC), a broker dealer; Calvert Investments, Inc. (Calvert), a former provider of investment and administrative services (prior to March 31, 2020); and Griffin Realty LLC (Griffin), a company that owns real estate. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and Ameritas Life formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective March 31, 2020, Calvert was liquidated with net assets distributed to Ameritas Life. Effective April 30, 2020, Ameritas Life acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans.
The Company’s insurance operations consist of life and health insurance, annuity, group pensions and retirement contracts as well as group dental and vision products issued in the State of New York.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY-DFS).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by NY-DFS comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP).

NAIC SAP has been adopted as a component of prescribed or permitted practices by NY-DFS with modifications as the State of New York has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically New York adopted NAIC SAP Life, Deposit-type and Accident and Health Reinsurance with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the reinsurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement. The Company recognized the asset of $3,493 and $4,004 at December 31, 2020 and 2019, respectively, related to the refund of reinsurance premiums on the Balance Sheets – Statutory Basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the NY-DFS is shown below:

	December 31
	2020	2019	2018
Net Loss New York basis	$(22,549)	$(15,843)	$(11,762)
New York Prescribed Practices that increase (decrease) NAIC SAP
NY Reg 172	(493)	(95)	(219)
Net Loss NAIC SAP	$(22,056)	$(15,748)	$(11,543)

Statutory Surplus New York basis	$87,755	$108,224	$92,475
New York Prescribed Practices that increase (decrease) NAIC SAP	(2,193)	(1,700)	(1,604)
Statutory Capital and Surplus, NAIC SAP	$89,948	$109,924	$94,079

The impact of the New York prescribed accounting practices had an immaterial impact on the Company’s Risk Based Capital.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (COVID-19) has resulted in extreme stress and disruption in the economy and financial markets, and has impacted, and may continue to impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments
Under NAIC SAP, investments in bonds and SVO identified investments are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold. Under NAIC SAP, prepayment penalties and acceleration fees, as it relates to callable debt features, are reported in investment income as the difference between the total proceeds received less investment par value. The capital gains and losses, upon disposal, is the difference between book adjusted carrying value (BACV) and par value. Under GAAP, prepayment penalties, acceleration fees, and capital gains and losses, upon disposal, are all reported in investment income as the difference between the total proceeds received less BACV.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Deferred Policy Acquisition Costs
Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Unearned Revenue
Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets
Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies
Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies
Under NAIC SAP, certain policy reserves continue to be calculated based on a formulaic approach with mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Effective January 1, 2020, it is mandatory by all states to hold reserves calculated under a principle-based approach for certain life business policies sold in 2020 and later. The principle-based reserving (PBR) allows for a combination of company specific assumptions with prescribed rule-based requirements prescribed or permitted by state statutes. NAIC SAP policy reserves generally differ from policy reserves under GAAP because the underlying assumptions are relatively conservative, while GAAP assumptions are based on the Company’s best estimates of mortality, interest and withdrawals with some provisions for adverse deviation.

Policyholder Dividends
Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance
Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Federal Income Taxes
NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Cash, Cash Equivalents and Short-Term Investments
Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income
Comprehensive income and its components are not presented under NAIC SAP.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Common stock is generally reported at fair value. The Federal Home Loan Bank (FHLB) common stock is carried at cost. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate held for sale is reported at the lower of amortized cost or fair value.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

Other investments are surplus debentures that are carried under the amortized cost method.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded call options (Exchange traded index call options) based on the Standard & Poor's 500 Stock Index to hedge equity index universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 17, 2021. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the call options.  To minimize this risk, the Company only enters into listed contracts guaranteed by the Chicago Board Options Exchange.  The credit exposure is limited to the fair value of the net call options of $3,511 and $2,522 at December 31, 2020 and 2019, respectively. The Company may be required to post collateral to the brokering bank for the Exchange traded index call options. At December 31, 2020 and 2019, no collateral was required to be posted to the brokering bank under the terms of the option contract. The notional amount of the options at December 31, 2020 and 2019 was ($4,648) and ($3,473), respectively.

The options are carried at their fair value and are reflected as derivative assets and other liabilities in the Balance Sheets – Statutory Basis. The amount reported in other liabilities for options was $6,456 and $2,163 at December 31, 2020 and 2019, respectively. Changes in the fair value of expired options are reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total gain from expired options of $972, $697 and $866 was recorded in net investment income for the years ended December 31, 2020, 2019, and 2018, respectively. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $305, $2,051 and $(1,957) for the years ended December 31, 2020, 2019, and 2018, respectively.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. No amount of investment income due and accrued was excluded from unassigned surplus at December 31, 2020 and 2019, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, loans on insurance contracts, advances to agents, unearned annualized commissions and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $22,126 and $17,238 at December 31, 2020, and 2019, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by NY-DFS.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $824,718 or 6.8% and $803,901 or 6.7% of the individual life policies in force as of December 31, 2020 and 2019, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into net investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $2,279, $2,629 and $3,548 for 2020, 2019 and 2018, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities, or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2020 and 2019.

The Company is subject to taxation in the United States and New York. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the Company's consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements
Statement of Statutory Accounting Principles No. 108 - "Derivatives Hedging Variable Annuity Guarantees" (SSAP No. 108)
In November 2018, the NAIC issued SSAP No. 108 which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees. SSAP No. 108 was effective as of January 1, 2020 with a prospective approach. Early adoption was permitted as of January 1, 2019. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 22 - "Leases" (SSAP No. 22R)
In August 2019, the NAIC issued SSAP No. 22R which incorporates guidance issued in 2016 by the Financial Accounting Standards Board (FASB) but rejects the guidance issued by FASB for statutory accounting with retention of the operating lease concept. SSAP No. 22R was effective as of January 1, 2020, with early adoption permitted. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 106 - "Affordable Care Act Section 9010 Assessment" (SSAP No. 106)
In July 2020, the NAIC superseded SSAP No. 106 and nullified INT 18-02: Affordable Care Act (ACA) Section 9010 Assessment Moratoriums due to the repeal of the Section 9010 assessment by H.R. 1685 (Public Law No. 116-94). This action is effective as of January 1, 2021.

Change in Valuation Basis
The Company reported a change in valuation basis, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $981 for the year ended December 31, 2020.

Corrections of Error
During 2020, the Company discovered an error related to prior year reserves for life, accident and health policies for administrative system corrections, which resulted in a direct increase in unassigned surplus of $1,545 before income taxes at December 31, 2020. This amount was reported as a correction of error of $1,545 in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accounting Changes
Interpretation No. 20-03, Troubled Debt Restructuring Due to COVID-19, which clarifies that a modification of mortgage loan or bank loan terms in response to COVID-19 shall follow the provisions detailed in the April 7, 2020 “Interagency Statement on Loan Modifications and reporting for Financial Institutions Working with Customers Affected by the Coronavirus” and the CARES Act in determining whether a modification shall be reported as a troubled debt restructuring within SSAP No. 36, Troubled Debt Restructuring (SSAP 36). This guidance is only applicable for the period beginning on March 1, 2020 and ending on the earlier of December 31, 2020, or the date that is 60 days after the date on which the national emergency concerning COVID-19 terminates. The Company has elected the option under this guidance not to account for or report qualifying concessions as troubled debt restructurings and does not classify such mortgage loans as either past due or nonaccrual during the payment deferral period. For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to six months and, to a much lesser extent, up to 24 months. Deferred commercial mortgage loan interest and principal payments were $293 at December 31, 2020.

Unusual or Infrequent Items
NY-DFS issued guidance to companies in order to alleviate the adverse impact caused by COVID-19 by offering payment accommodations, such as allowing consumers to defer payments at no cost, extending payment due dates, or waiving late or reinstatement fees, where consumers were unable to make timely payments of premium or fees due to COVID-19-related disruptions. At December 31, 2020, the Company reported $108 due from COVID-19 payment accommodations as deferred and uncollected premiums on the Balance Sheets – Statutory Basis.

NOTE 2 – INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$20,539	$1,296	$—	$21,835
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	41,417	3,427	—	44,844
Hybrid securities	2,049	—	(319)	1,730
Industrial and miscellaneous (unaffiliated)	893,149	113,102	(1,759)	1,004,492
Total bonds	$957,154	$117,825	$(2,078)	$1,072,901

	December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$25,013	$756	$(32)	$25,737
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	46,270	2,091	(6)	48,355
Hybrid securities	2,049	—	(255)	1,794
Industrial and miscellaneous (unaffiliated)	832,519	56,390	(987)	887,922
Total bonds	$905,851	$59,237	$(1,280)	$963,808

NOTE 2 – INVESTMENTS, (continued)

The cost or amortized cost and estimated fair value of bonds at December 31, 2020 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$44,045	$44,606
Due after one year through five years	173,131	186,164
Due after five years through ten years	249,749	277,497
Due after ten years	471,167	543,530
Bonds with multiple repayment dates	19,062	21,104
Total bonds	$957,154	$1,072,901

Proceeds from the sales of bonds were $27,769, $29,746 and $38,145 for the years ended December 31, 2020, 2019 and 2018, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2020	2019	2018
Bonds:
Gross realized capital gains on sales	$1,130	$318	$154
Gross realized capital losses on sales	(474)	(351)	(251)
Net realized capital gains (losses) on sales	656	(33)	(97)
Other, including impairments and net gain on dispositions
other than sales	(78)	74	(426)
Total bonds	578	41	(523)
Common stocks	—	—	1
Other investments	4	44	4
Realized capital gains before federal income taxes and transfer to IMR	582	85	(518)
Realized capital gains (losses) transferred to IMR	1,068	546	(239)
Federal income tax expense (benefit)	(102)	25	122
Net realized capital losses	$(384)	$(486)	$(401)

The Company has entered into an agreement with the FHLB of New York to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $50,396 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $368 maximum, plus an additional activity-based stock purchase equal to 4.5% of the dollar amount of any outstanding advances. As part of the agreement, $1,718 and $1,715 in stock was owned at December 31, 2020 and 2019, respectively. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2020 and 2019.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31, 2020 and 2019 is as follows:

	General Account
	2020	2019
Membership stock - class B	$368	$365
Activity stock	1,350	1,350
Aggregate total	$1,718	$1,715
Actual or estimated borrowing capacity as determined by the insurer	$50,396	$55,107

As of December 31, 2020 and 2019, the Company did not have any FHLB membership stock listed above eligible for redemption.

NOTE 2 – INVESTMENTS, (continued)

As of December 31, 2020 and 2019, the Company had issued $30,000, of funding agreements with the FHLB. There is $49,571 and $55,890 of bonds pledged as collateral at December 31, 2020 and 2019, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $30,013 and $30,046 on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019, respectively.

The values of the bonds pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2020	2019
Fair value	$53,181	$58,143
Carrying value	$49,571	$55,890
Aggregate total borrowing - funding agreements	$30,000	$30,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2020	2019
Fair value	$54,441	$60,002
Carrying value	$50,477	$57,121
Amount borrowed at time of maximum collateral - funding agreements	$30,000	$30,000

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds at cost or amortized cost is as follows:

	December 31, 2020
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$1,718	$1,715	$3	$—	$1,718	0.1%	0.1%
Bonds on deposit with states	511	512	(1)	—	511	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	$49,571	$55,890	$(6,319)	$—	$49,571	2.7%	2.8%
Total Restricted Assets	$51,800	$58,117	$(6,317)	$—	$51,800	2.8%	2.9%

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2019
Restricted Asset Category	Gross Restricted					Percentage
	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$1,715	$1,252	$463	$—	$1,715	0.1%	0.1%
Bonds on deposit with states	512	499	13	—	512	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	55,890	42,244	13,646	—	55,890	3.2%	3.2%
Total Restricted Assets	$58,117	$43,995	$14,122	$—	$58,117	3.3%	3.3%

An aging of unrealized losses on the Company’s investments in bonds were as follows:

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$—	$—	$—	$—	$—	$—
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	—	—	—	—	—	—
Hybrid securities	—	—	1,729	(319)	1,729	(319)
Industrial and miscellaneous
(unaffiliated)	419,363	(1,170)	35,829	(589)	455,192	(1,759)
Total	$419,363	$(1,170)	$37,558	$(908)	$456,921	$(2,078)

	December 31, 2019
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$3,672	$(22)	$1,239	$(10)	$4,911	$(32)
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	2,585	(6)	—	—	2,585	(6)
Hybrid securities	—	—	1,794	(255)	1,794	(255)
Industrial and miscellaneous
(unaffiliated)	39,422	(325)	23,040	(662)	62,462	(987)
Total	$45,679	$(353)	$26,073	$(927)	$71,752	$(1,280)

NOTE 2 – INVESTMENTS, (continued)

The unrealized losses related to bonds in 2020 and 2019 reported above were partially due to credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2020 and 2019.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, there were no realized losses for other-than-temporary impairments on common stocks during 2020 and 2019.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2020 and 2019, bonds at book/adjusted carrying value totaling $37,854 and $30,198, respectively, (3.9% and 3.2%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2020, 2019 and 2018, the Company recorded realized losses for other-than-temporary impairments on bonds of $255, $215 and $256, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2020.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

	December 31, 2020
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$23,366	$22,606	$(760)	$11,905	$11,603	$(302)

	December 31, 2019
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$31,028	$30,858	$(170)	$12,668	$12,513	$(155)

Mortgage Loans
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans on commercial real estate are summarized as follows:

	December 31
	2020	2019
DSCR distribution
Below 1.0	$4,366	$3,662
1.0 - 1.2	13,342	15,294
1.2 - 1.8	110,978	118,467
Greater than 1.8	90,407	74,782
Total	$219,093	$212,205

NOTE 2 – INVESTMENTS, (continued)

Mortgage loans with debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2020	2019
Loan to value
Below 60%	$2,024	$2,225
60-75%	—	1,245
Above 75%	289	—
Total	$2,313	$3,470

An aging analysis of the commercial mortgage loans held by the Company is summarized as follows:

	December 31
	2020	2019
Recorded investment (all)
Current	$221,406	$215,675
30-59 days past due	—	—
60-89 days past due	—	—
90-179 days past due	—	—
180+ days past due	—	—
Participant or co-lender in a mortgage
Recorded investment	$220,290	$214,036

At December 31, 2020, the average size of an individual commercial mortgage loan was $343. The Company's commercial mortgage loan policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted.

The Company had mortgage reserves (the mortgage component of the AVR) of $1,762 and $1,588 at December 31, 2020 and 2019, respectively. As of December 31, 2020, the maximum and minimum rates of interest in the Company's commercial mortgage loan portfolio were 7.63% and 3.20%.

In 2020 and 2019, the Company issued 77 and 85, respectively, new commercial loans at the maximum and minimum rates of interest of 4.25% and 6.38%, respectively, and 3.20% and 3.75%, respectively, totaling $25,162 and $32,429, respectively. No other categories of mortgage loans were acquired.

At December 31, 2020 and 2019, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial mortgage loans are evaluated individually for impairment. At December 31, 2020, 2019 and 2018, the Company did not have any impaired mortgage loans or interest income on impaired mortgage loans.

The Company had no investment in impaired loans with or without credit losses as of December 31, 2020 and 2019.

In 2020 and 2019, the Company had no mortgage loans derecognized as a result of foreclosure.

Offsetting and Netting of Assets and Liabilities
As of December 31, 2020 and 2019, the Company held no call options subject to netting.

NOTE 2 – INVESTMENTS, (continued)

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2020	2019	2018
Income:
Bonds	$38,558	$37,121	$34,466
Common stocks	99	79	48
Mortgage loans	10,558	9,951	8,271
Real estate	12	28	25
Loans on insurance contracts	1,479	1,489	1,458
Short-term investments	219	497	335
Derivatives	972	697	866
Other investments	505	535	524
Amortization of interest maintenance reserve	2,279	2,629	3,548
Gross investment income	54,681	53,026	49,541
Investment expenses	1,773	1,793	1,722
Net investment income	$52,908	$51,233	$47,819

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2020 and 2019, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 49 and 29, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $1,183 and $569, respectively.

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

NOTE 2 – INVESTMENTS, (continued)

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$419	$—	$—	$419
Total bonds	—	419	—		419
Derivative assets
Exchange traded index call options	$9,967	$—	$—	$—	$9,967
Total derivatives	9,967	—	—		9,967
Separate account assets	—	—	—	473,155	473,155
Total assets at fair value/net asset value	$9,967	$419	$—	$473,155	$483,541

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$6,456	$—	$—	$—	$6,456
Total liabilities at fair value	$6,456	$—	$—	$—	$6,456

	December 31, 2019
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$—	$—	$—	$—
Total bonds	—	—	—	—	—
Derivative assets
Exchange traded index call options	$4,685	$—	$—	$—	$4,685
Total derivatives	4,685	—	—	—	4,685
Separate account assets	—	—	—	468,722	468,722
Total assets at fair value/net asset value	$4,685	$—	$—	$468,722	$473,407

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$2,163	$—	$—	$—	$2,163
Total liabilities at fair value	$2,163	$—	$—	$—	$2,163

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include exchange traded index call options. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities.

NOTE 2 – INVESTMENTS, (continued)

Level 2 – Financial Assets
At December 31, 2020 there was one corporate bond measured at fair value in Level 2. Prices are based on other observable inputs, including quoted prices for similar assets. At December 31, 2019 there were no financial assets measured at fair value in Level 2.

Level 3 - Financial Assets
There were no financial assets measured at fair value in Level 3 at December 31, 2020 and 2019.

NAV – Financial Assets
Separate account assets represent net asset values as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The Company had no financial instruments carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements for the years ended December 31, 2020 and 2019.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were determined it was not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously.

	December 31, 2020
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$1,072,901	$957,154	$—	$772,815	$300,086	$—
Common stocks	1,718	1,718	—	1,718	—	—
Mortgage loans	240,107	221,406	—	—	240,107	—
Cash, cash equivalents and
short-term investments	45,569	45,569	45,569	—	—	—
Loans on insurance contracts	37,728	29,971	—	—	37,728	—
Derivative assets	9,967	9,967	9,967	—	—	—
Other investments	13,442	11,306	—	12,239	1,203	—
Investment income due and accrued	9,572	9,572	9,572	—	—	—
Separate account assets	—	473,155	—	—	—	473,155
Total financial assets	$1,431,004	$1,759,818	$65,108	$786,772	$579,124	$473,155

Liabilities:
Deposit-type funds	$35,249	$35,199	$—	$—	$35,249	$—
Derivative related liabilities	6,456	6,456	6,456	—	—	—
Separate account liabilities	—	473,155	—	—	—	473,155
Total financial liabilities	$41,705	$514,810	$6,456	$—	$35,249	$473,155

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2019
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$963,808	$905,851	$—	$685,962	$277,846	$—
Common stocks	1,715	1,715	—	1,715	—	—
Mortgage loans	224,967	215,675	—	—	224,967	—
Cash, cash equivalents and
short-term investments	59,184	59,184	59,184	—	—	—
Loans on insurance contracts	34,161	29,211		—	34,161	—
Derivative assets	4,685	4,685	4,685	—	—	—
Other investments	12,617	11,334	—	11,504	1,113	—
Investment income due and accrued	9,595	9,595	9,595	—	—	—
Separate account assets	—	468,722	—	—	—	468,722
Total financial assets	$1,310,732	$1,705,972	$73,464	$699,181	$538,087	$468,722

Liabilities:
Deposit-type funds	$35,222	$35,254	$—	$—	$35,222	$—
Derivative liabilities	2,163	2,163	2,163	—	—	—
Separate account liabilities	—	468,722	—	—	—	468,722
Total financial liabilities	$37,385	$506,139	$2,163	$—	$35,222	$468,722

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds: The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Derivative assets and liabilities: Exchange traded index call options are classified as Level 1 since the valuation is based on quoted prices in active markets for identical securities.

NOTE 2 – INVESTMENTS, (continued)

Other investments: For other investments not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 3 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset as of December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$31,594	$39	$31,633
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	31,594	39	31,633
Deferred tax assets non-admitted	19,585	39	19,624
Subtotal net admitted deferred tax assets	12,009	—	12,009
Deferred tax liabilities	(4,953)	—	(4,953)
Net admitted deferred tax assets	$7,056	$—	$7,056

NOTE 3 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2020 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$7,056	$—	$7,056
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$7,056	$—	$7,056
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$12,105
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$4,953	$—	$4,953
Deferred tax assets admitted as the result of application of NAIC SAP	$12,009	$—	$12,009

The components of the net deferred tax asset as of December 31, 2019 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$26,611	$32	$26,643
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	26,611	32	26,643
Deferred tax assets non-admitted	15,029	32	15,061
Subtotal net admitted deferred tax assets	11,582	—	11,582
Deferred tax liabilities	(5,073)	(2)	(5,075)
Net admitted deferred tax assets/(net deferred tax liability)	$6,509	$(2)	$6,507

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2019 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$6,507	$—	$6,507
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$6,507	$—	$6,507
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$15,258
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	5,075	$—	$5,075
Deferred tax assets admitted as the result of application of NAIC SAP	$11,582	$—	$11,582

NOTE 3 - INCOME TAXES, (continued)

The changes in the components of the net deferred tax asset from December 31, 2019 to December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$4,983	$7	$4,990
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	4,983	7	4,990
Deferred tax assets non-admitted	4,556	7	4,563
Subtotal net admitted deferred tax assets	427	—	427
Deferred tax liabilities	120	2	122
Net deferred tax liability	$547	$2	$549

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$549	$—	$549
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$549	$—	$549
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	$(3,153)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$(122)	$—	$(122)
Deferred tax assets admitted as the result of application of NAIC SAP	$427	$—	$427

The Company used the following amounts in determining deferred tax asset admissibility:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation amount	706%	980%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$80,699	$101,717

NOTE 3 - INCOME TAXES, (continued)

The impact of tax planning strategies as of December 31, 2020 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$31,594	$39
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$12,009	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	59.0%	—%

The impact of tax planning strategies as of December 31, 2019 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$26,611	$32
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$11,581	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	—%	—%

The changes in the impact of tax planning strategies from December 31, 2019 to December 31, 2020 are as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$4,983	$7
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$428	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	59.0%	—%

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2020	2019	2018
Federal	$625	$1,841	$(223)
Federal income tax on net capital gains	122	139	72
Federal income tax incurred/(recovered)	$747	$1,980	$(151)

NOTE 3 - INCOME TAXES, (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$6	$36	$30	$(30)	$6
Unearned premium reserve	17	16	21	1	(5)
Policyholder reserves	21,806	16,996	12,228	4,810	4,768
Deferred acquisition costs	8,603	8,496	7,906	107	590
Policyholder dividends accrual	176	196	187	(20)	9
Compensation and benefits accrual	—	—	14	—	(14)
Receivables - non-admitted	526	457	416	69	41
Other (including items <5% of total
ordinary tax assets)	460	414	499	46	(85)
Subtotal	$31,594	$26,611	$21,301	$4,983	$5,310
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	19,585	15,029	10,152	4,556	4,877
Admitted ordinary deferred tax assets	$12,009	$11,582	$11,149	$427	$433

Capital
Investments	$39	$32	$69	$7	$(37)
Subtotal	$39	$32	$69	$7	$(37)
Non-admitted	39	32	69	7	(37)
Admitted capital deferred tax assets	—	—	—	—	—
Admitted deferred tax assets	$12,009	$11,582	$11,149	$427	$433

Deferred tax liabilities:
Ordinary
Investments	$545	$405	$328	$140	$77
Deferred and uncollected premium	2,448	2,465	2,293	(17)	172
Policyholder reserves	1,646	1,846	2,056	(200)	(210)
Unearned commissions	314	357	262	(43)	95
Subtotal	$4,953	$5,073	$4,939	$(120)	$134

Capital
Real estate	$—	$2	$1	$(2)	$1
Deferred tax liabilities	$4,953	$5,075	$4,940	$(122)	$135
Net deferred tax assets	$7,056	$6,507	$6,209	$549	$298

The change in the net admitted deferred tax assets was $549, $298 and $277 for the years ended December 31, 2020, 2019 and 2018, respectively. The change in non-admitted deferred tax assets of $4,563, $4,840 and $3,220, respectively, was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 3 - INCOME TAXES, (continued)

The change in net deferred income taxes as of December 31 are as follows:

	2020	2019	Change
Total gross deferred tax assets	$31,633	$26,643	$4,990
Total deferred tax liabilities	4,953	$5,075	(122)
Net deferred tax asset	$26,680	$21,568	$5,112
Tax effect of change in unrealized gains			63
Change in net deferred income tax			$5,175

	2019	2018	Change
Total gross deferred tax assets	$26,643	$21,370	$5,273
Total deferred tax liabilities	5,075	$4,940	135
Net deferred tax asset	$21,568	$16,430	$5,138
Tax effect of change in unrealized gains			431
Change in net deferred income tax			$5,569

	2018	2017	Change
Total gross deferred tax assets	$21,370	$16,243	$5,127
Total deferred tax liabilities	4,940	3,310	1,630
Net deferred tax asset	$16,430	$12,933	$3,497
Tax effect of change in unrealized losses			(410)
Change in net deferred income tax			$3,087

NOTE 3 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2020, 2019 and 2018 were as follows:

	2020	2019	2018
Net loss from operations before income taxes	$(21,540)	$(13,516)	$(11,584)
Net realized capital gains before income taxes	582	85	(518)
Change in reserve on account of change in valuation basis	981	—	—
Prior year correction of errors	1,545	—	—
Change in unauthorized reinsurance	(82)	195	380
Total pre-tax statutory loss	(18,514)	(13,236)	(11,722)
Change in non-admitted assets	(326)	(193)	67
IMR amortization	(2,279)	(2,629)	(3,548)
Affordable Care Act assessment	730	—	643
Tax-exempt income	(611)	(670)	(524)
Non-deductible expense	94	54	83
Other	125	159	(332)
Subtotal	(20,781)	(16,515)	(15,333)
Statutory tax rate	0.21	0.21	0.21
Subtotal	(4,364)	(3,468)	(3,220)
Tax credits	(64)	(121)	(18)
Total statutory income taxes	$(4,428)	$(3,589)	$(3,238)

Federal and foreign income tax incurred/(recovered)	$747	$1,980	$(151)
Change in deferred income tax	(5,175)	(5,569)	(3,087)
Total statutory income taxes	$(4,428)	$(3,589)	$(3,238)

At December 31, 2020 the Company did not have any net operating loss, net capital and/or alternative minimum tax carryforwards.

The amount of federal income taxes which is available for recoupment in the event of future capital losses is $244 and $619 for the tax years of 2019 and 2020, respectively.

There were no deposits admitted under Internal Revenue Code §6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	Ameritas Life Insurance Corp. of New York
Ameritas Investment Partners, Inc.	Calvert Investments, Inc.
Ameritas Life Insurance Corp.	Calvert Investment Management, Inc.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company received capital contributions in the amount of $0, $30,000 and $0 from its parent in 2020, 2019 and 2018, respectively.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission expense of $92, $82 and $135 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company had a $15,000 unsecured line of credit from AHC which increased to $25,000 on May 8, 2020 and had no balance outstanding at any time during 2020, 2019 and 2018. The line of credit expires August 31, 2021.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2020 and 2019 which were recorded in other admitted assets and payables to affiliates in the Balance Sheets - Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2020	2019
Ameritas Holding Company	$(3)	$(6)
Ameritas Investment Company, LLC	(33)	(10)
Ameritas Life Insurance Corp.	(4,981)	(3,041)
Total	$(5,017)	$(3,057)

The Company's affiliates provide technical, financial, legal and marketing support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2020, 2019 and 2018 was $19,163, $19,826 and $17,757, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement totaled $1,283, $1,229 and $1,157 are included in investment expenses for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 5 - EMPLOYEE BENEFITS

As of December 31, 2018, the Company had a deferred compensation plan covering the Board of Directors and certain former management employees and certain non-qualified deferred compensation arrangements with agents. The Company's method of accounting for these plans is the accrual method. During 2019, all amounts had been paid with no remaining balance at December 31, 2019.

The Company participates in a closed multiple employer non-contributory defined benefit plan (the Pension Plan) sponsored by AHC. The expense for the Pension Plan was paid entirely by AHC.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by NY-DFS, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company cannot exceed the lesser of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from NY-DFS. Based on this limitation, the Company would not be able to pay dividends in 2021 without prior approval. No dividends were paid to parent or affiliated companies in 2020, 2019 and 2018.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each is as follows as of December 31:

	2020	2019	2018
Unrealized capital gains (losses), net of taxes	$955	$714	$(906)
Non-admitted asset values	(22,126)	(17,238)	(12,204)
Asset valuation reserve	(9,102)	(8,210)	(7,452)
Liability for reinsurance in unauthorized companies	(659)	(577)	(772)

NOTE 7 - COMMITMENTS AND CONTINGENCIES

At December 31, 2020 and 2019, respectively, the Company had outstanding agreements to fund mortgages totaling $12,292 and $10,277. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2020 and 2019, the Company had FHLB lines of credit available up to $20,396 and $25,107, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2020 and 2019 related to these lines of credit.

Affordable Care Act (ACA) Assessments
H.R. 1685 (Public Law No. 116-94), signed into law on December 20, 2019, repealed the Health Insurance Providers fee for calendar years beginning after December 31, 2020. H.R. 195 (Public Law No. 115-120) was signed into law on January 22, 2018 and imposed a moratorium on the Health Insurance Providers fee for 2019 by amending the effective date of the Affordable Care Act (ACA) Section 9010(j).

The annual fee under ACA is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. Prior to 2020, a health insurance entity's portion of the annual fee became payable once the entity provided health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due.

Reporting the ACA assessment as of December 31, 2020 and 2019 would not have triggered a RBC action level.

	2020	2019
ACA fee assessment payable for the upcoming year	$—	$735
ACA fee assessment paid	730	—
Premium written subject to ACA 9010 assessment	—	39,940
Total Adjusted Capital before surplus adjustment	91,940	112,496
Total Adjusted Capital after surplus adjustment	91,940	111,761
Authorized Control Level after surplus adjustment	12,021	10,815

NOTE 7 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2020, 2019 and 2018, the charge to operations related to these assessments did not have a material financial impact. The Company recorded no amounts for the estimated liability and related asset for future guaranty fund assessments at December 31, 2020 and 2019, respectively, based on data provided by the National Organization of Life & Health Guaranty Associations.

A reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges, which are included in other admitted assets on the Balance Sheets - Statutory Basis as of December 31, 2020 and 2019 are as follows:

	2020	2019
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$5	$5
Decreases during the year
Premium tax offset applied	(2)	(2)
Increases during the year
Assessment paid	2	2
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$5	$5

The Company had no liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2020.

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts were paid to settle related extra contractual obligations or bad faith claims resulting from lawsuits during 2020 and 2019.

Uncollectibility of Assets
The Company had admitted assets of $1,011 and $1,207 at December 31, 2020 and 2019, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 8 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The gain (loss) from operations related to administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2020	2019	2018
Net reimbursement for administrative expenses (including
administrative fees) in excess of actual expenses	$235	$277	$100
Net gain (loss) from operations	235	277	100

Total claim payment volume	$10,106	$11,662	$11,831

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

ASC Plans
The loss from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2020	2019	2018
Gross reimbursement for medical cost incurred	$146	$127	$139
Other income or expenses (including interest paid to or received from plans)	10	9	10
Gross expenses incurred (claims and administrative)	342	271	326
Net loss from operations	$(186)	$(135)	$(177)

NOTE 9 - LEASES

The Company leases office space for a field agency office which has a lease term of ten years expiring in 2021. This lease includes an allocation of maintenance costs, which varies with levels of operating expense. Rental expense under this lease totaled $182, $173 and $166 in 2020, 2019 and 2018, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2020:

Year	Amount
2021	$155
2022	—
2023	—
2024	—
2025 and thereafter	—
Total	$155

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, The Business Council of New York State (BCNYS), for which direct premiums written exceeded 5% of total capital and surplus. BCNYS writes group accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting, premium collection, and binding authority. The total amount of direct premiums written by BCNYS was $12,801, $13,010, and $9,956 for the years ended December 31, 2020, 2019 and 2018. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third party administrators was $18,243, $19,255 and $16,938 for the years ended December 31, 2020, 2019 and 2018.

NOTE 11 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through March 26, 2021, the date the financial statements were available to be issued.

NOTE 12 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded an impairment of $4,308 and $0 at December 31, 2020 and 2019, respectively with a charge to the Summary of Operations and Changes in Capital and Surplus - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas Life and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and other non-affiliated companies are summarized as follows:

	Years Ended December 31
	2020	2019	2018
Assumed	$11,511	$13,507	$15,479
Ceded	(27,470)	(26,005)	(26,888)
Reinsurance premiums, net	$(15,959)	$(12,498)	$(11,409)

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

NOTE 12 - REINSURANCE, (continued)

The following is a summary of affiliated transactions through reinsurance operations:

	Years Ended December 31
	2020	2019	2018
Premium income:
Assumed	$9,395	$11,204	$13,259
Ceded	2,883	2,804	3,300
Benefits to policyholders:
Assumed	29,479	26,673	35,396
Ceded	3,203	2,590	1,302
Reserves for life, accident and health policies:
Assumed	88,457	91,006	97,130
Ceded	45,840	47,838	49,809

NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets - Statutory Basis, is summarized as follows:

	2020	2019	2018
Total reserve for unpaid claims at January 1	$22,719	$23,215	$23,377
Less reinsurance assumed	(20,678)	(23,672)	(24,385)
Plus reinsurance ceded	12,001	11,370	10,935
Direct balance	14,042	10,913	9,927

Incurred related to:
Current year	27,417	33,138	28,492
Prior year	(3,296)	65	(241)
Total incurred	24,121	33,203	28,251

Paid related to:
Current year	21,970	27,361	24,728
Prior year	2,673	2,713	2,537
Total paid	24,643	30,074	27,265

Direct balance	13,520	14,042	10,913
Plus reinsurance assumed	18,489	20,678	23,672
Less reinsurance ceded	(11,847)	(12,001)	(11,370)
Total reserve for unpaid claims at December 31	$20,162	$22,719	$23,215

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $3,296 and $241 for the years ended December 31, 2020 and 2018, respectively. .As a result of unfavorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses increased by $65 for the year ended December 31, 2019. There was no change in methodologies nor assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2020 and 2019. There was a change in assumptions used in calculating the liability for unpaid losses and loss adjustment expenses resulting in an increase of $720 for the year ended December 31, 2018. Total disabled life reserves at December 31, 2018 increased due to the increase to the IBNR factors applied to tabular disabled life reserves.

The Company paid assumed reinsurance claims of $4,607, $5,959 and $5,756, and incurred assumed reinsurance claims of $2,417, $2,965 and $5,042 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES, (continued)

The Company paid ceded reinsurance claims of $1,712, $1,652 and $1,502, and incurred ceded reinsurance claims of $1,559, $2,283 and $1,937 for the years ended December 31, 2020, 2019 and 2018, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 14 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2020 and 2019, respectively, the Company had $633,964 and $1,535,263 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by NY-DFS. Reserves to cover the above insurance totaled $9,383 and $11,278 at December 31, 2020 and 2019, respectively. Included in this total, as of December 31, 2020 and 2019, the Company had $132,692 and $123,956, respectively, of universal life insurance in force for which the guaranteed maturity premiums are less than the CRVM renewal net premiums. Additional reserves for this purpose totaled $7,780 and $3,848, at December 31, 2020 and 2019.

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,119	—	—	1,119	1.0%
At fair value	—	—	198	198	0.2%
Total with adjustment or at fair value	1,119	—	198	1,317	1.2%
At book value without adjustment
(minimal or no charge)	108,497	—	—	108,497	95.5%
Not subject to discretionary withdrawal	3,751	—	—	3,751	3.3%
Total gross	113,367	—	198	113,565	100.0%
Reinsurance ceded	—	—	—	—
Total individual annuity reserves	$113,367	$—	$198	$113,565
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$136	$—	$—	$136

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$49,772	$—	$—	$49,772	6.8%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	416,472	416,472	56.7%
Total with adjustment or at fair value	49,772	—	416,472	466,244	63.5%
At book value without adjustment
(minimal or no charge)	265,233	—	—	265,233	36.1%
Not subject to discretionary withdrawal	2,892	—	—	2,892	0.4%
Total gross	317,897	—	416,472	734,369	100.0%
Reinsurance ceded	—	—	—	—
Total group annuity reserves	$317,897	$—	$416,472	$734,369
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—	$—

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	56,225	56,225	61.1%
Total with adjustment or at fair value	—	—	56,225	56,225	61.1%
At book value without adjustment
(minimal or no charge or adjustment)	1,598	—	—	1,598	1.7%
Not subject to discretionary withdrawal	34,227	—	—	34,227	37.2%
Total gross	35,825	—	56,225	92,050	100.0%
Reinsurance ceded	626	—	—	626
Total deposit-type funds	$35,199	$—	$56,225	$91,424
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$466,463	$—	$472,895	$939,358

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender
charge of 5% or more	2,006	—	—	2,006	1.7%
At fair value	—	—	163	163	0.1%
Total with adjustment or at fair value	2,006	—	163	2,169	1.8%
At book value without adjustment
(minimal or no charge)	112,200	—	—	112,200	94.4%
Not subject to discretionary withdrawal	4,473	—	—	4,473	3.8%
Total gross	118,679	—	163	118,842	100.0%
Reinsurance ceded	—	—	—	—
Total individual annuity reserves	$118,679	$—	$163	$118,842
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$1,540	$—	$—	$1,540

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$39,328	$—	$—	$39,328	5.6%
At book value less current surrender
charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	391,322	391,322	55.7%
Total with adjustment or at fair value	39,328	—	391,322	430,650	61.3%
At book value without adjustment
(minimal or no charge)	269,058	—	—	269,058	38.3%
Not subject to discretionary withdrawal	3,152	—	—	3,152	0.4%
Total gross	311,538	—	391,322	702,860	100.0%
Reinsurance ceded	—	—	—	—
Total group annuity reserves	$311,538	$—	$391,322	$702,860
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—	$—

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	77,011	77,011	68.2%
Total with adjustment or at fair value	—	—	77,011	77,011	68.2%
At book value without adjustment
(minimal or no charge)	1,980	—	—	1,980	1.8%
Not subject to discretionary withdrawal	33,904	—	—	33,904	30.0%
Total gross	35,884	—	77,011	112,895	100.0%
Reinsurance ceded	631	—	—	631
Total deposit-type funds	$35,254	$—	$77,011	$112,265
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$465,471	$—	$468,496	$933,967

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and are provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$430,247	$429,404
Exhibit 5, Supplementary Contracts with Life Contingencies, Total (net)	1,017	813
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	35,199	35,254
	$466,463	$465,471
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	$416,670	$391,485
Exhibit 4, Line 9, Column 1	56,225	77,011
Combined Total	$472,895	$468,496
Total	$939,358	$933,967

NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2020
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$97,649	$97,641	$101,079	$—	$—	$—
Universal life with secondary guarantees	144,241	114,117	294,949	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	78,165	62,972	70,155	—	—	—
Other permanent cash value life insurance	—	92,766	151,822	—	—	—
Variable universal life	5,580	5,806	5,586	260	—	260
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	101,140	XXX	XXX	—
Accidental death benefits	XXX	XXX	24	XXX	XXX	—
Disability - active lives	XXX	XXX	2,939	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,210	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	59,052	XXX	XXX	—
Total gross	325,635	373,302	787,956	260	—	260
Reinsurance ceded	—	—	145,878	—	—	—
Total life reserves	$325,635	$373,302	$642,078	$260	—	$260

	2019
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$100,658	$100,646	$103,638	$—	$—	$—
Universal life with secondary guarantees	143,757	111,542	283,961	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	65,333	50,256	57,551	—	—	—
Other permanent cash value life insurance	—	87,739	147,471	—	—	—
Variable universal life	3,959	4,131	3,963	226	—	226
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	100,456	XXX	XXX	—
Accidental death benefits	XXX	XXX	24	XXX	XXX	—
Disability - active lives	XXX	XXX	2,834	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,154	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	42,879	XXX	XXX	—
Total gross	313,707	354,314	743,931	226	—	226
Reinsurance ceded	—	—	150,434	—	—	—
Total life reserves	$313,707	$354,314	$593,497	$226	$—	$226

NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$581,894	$552,681
Exhibit 5, Accidental Death Benefits Section, Total (net)	16	15
Exhibit 5, Disability - Active Lives Section, Total (net)	904	877
Exhibit 5, Disability - Disabled Lives Section, Total (net)	1,010	989
Exhibit 5, Miscellaneous Reserves Section, Total (net)	58,254	38,935
	$642,078	$593,497
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	$260	$226
	260	226
Total	$642,338	$593,723

NOTE 17 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$594	$141	$1,220	$374
Ordinary renewal	487	3,477	591	3,244
Total	$1,081	$3,618	$1,811	$3,618

NOTE 18 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020 and 2019, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2020 and 2019 the Company’s Separate Account Statements included legally insulated assets of $473,155 and $468,722, respectively.

NOTE 18 - SEPARATE ACCOUNTS, (continued)

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2020	2019	2018
For the year ended December 31:
Premiums, considerations or deposits	$90,919	$68,931	$31,799
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value[1]	$473,155	$468,722

Reserves subject to discretionary withdrawal:
At fair value	$473,155	$468,722
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$473,155	$468,722

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2020	2019	2018
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$81,554	$57,472	$370,250
Transfers from the separate accounts	(107,865)	(77,868)	(20,954)
Net transfers (from) to separate accounts	(26,311)	(20,396)	349,296
Reconciling adjustments:
Assumption reinsurance	—	—	(262,338)
Deposit-type contracts assumption reinsurance	—	—	(76,979)
Modco reinsurance agreement	20	14	63
Net transfers (from) to separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$(26,291)	$(20,382)	$10,042
1Includes assumption reinsurance transfers to the separate accounts of $0, $0, and $339,317 in 2020, 2019 and 2018, respectively.

NOTE 19 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2020 the Company recorded charges for impairments of $3,904 related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the NY-DFS and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed in the Annual Statement.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$1,095,743	$3,904	$1,099,647
Other liabilities	14,385	(3,904)	10,481

Change in reserves for life, accident and health policies	49,654	3,904	53,558
General insurance expenses	28,385	(3,904)	24,481